OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2013
OTHER INCOME, NET
Schedule of components of other income, net

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Foreign exchange (losses) gains	$3,856	$(4,675)	$(8,942)
Gain from the currency translation adjustment(1)	7,088	—	—
Tax reversal for expiration of the statute of limitations(2)	1,240	1,499	—
Other	(704)	203	777

Total	$11,480	$(2,973)	$(8,165)

(1)
During 2013, the Company recognized $7.1 million gain in the consolidated statements of operations and comprehensive loss from the cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of two previously inactive Chinese entities. The prior cumulative translation adjustment primarily resulted from the different between local functional currency and the Company's reporting currency.

(2)
Previously, when the Company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In April 2012, approximately $1.5 million of such tax reserve was released due to the expiration of the statute of limitations, which is five years after the filing of the tax return. In 2013, approximately $1.2 million of such tax reserve was released due to expiration of statute of limitations.